UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       January 9, 2007
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION:

Ramtron International Corporation (the "Company") announced today that based on early estimates of fourth-quarter 2006 financial results, the Company expects to report product revenue of approximately $9.1 to $9.2 million, compared to the $10.2 million and $11.2 million management had projected in its third quarter earnings report.

Lower than projected fourth quarter product revenue was largely due to an earthquake in Taiwan and severe weather in Colorado at the end of December 2006, which impacted product shipments and resulted in the non-realization of approximately $550,000 in projected product revenue. In addition, inventory reductions at several distributors contributed to the softer than anticipated product revenue results for the quarter. In terms of other fourth quarter line items management discussed in the outlook provided in its third quarter earnings report, the Company anticipates: (1) other revenue and amortization of purchased IP in line with previous outlook; (2) gross margin at the high end of the range of 51% to 55%; (3) operating expenses at the low end of the range of $5 million to $6 million; and (4) stock option expense of approximately $120,000 instead of $325,000.

The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated January 9, 2007.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)

Dated January 10, 2007

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